EXHIBIT 99.2

CARETRUST REIT, INC.

FIRST QUARTER 2018 FINANCIAL SUPPLEMENT



The Rio at Cabezon (Rio Rancho, NM)

Expertise. Partnership. Growth.

Disclaimers • This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities. • Words such as “anticipate,” “believe,” “could,” expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability to achieve some or all of the expected benefits from the completed spin-off from The Ensign Group, Inc. (“Ensign”); (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them and the ability and willingness of Ensign to meet and/or perform its obligations under the contractual arrangements that it entered into with us in connection with such spin-off, including its triple-net long-term leases with us, and any of its obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability and willingness of our tenants to comply with laws, rules and regulations in the operation of the properties we lease to them; (iv) the ability and willingness of our tenants, including Ensign, to renew their leases with us upon expiration and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, and obligations, including indemnification obligations, that we may incur in connection with the replacement of an existing tenant; (v) the availability of and the ability to identify suitable acquisition opportunities and the ability to acquire and lease the respective properties on favorable terms; (vi) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vii) access to debt and equity capital markets; (viii) fluctuating interest rates; (ix) the ability to retain our key management personnel; (x) the ability to maintain our status as a real estate investment trust (“REIT”); (xi) changes in the U.S. tax laws and other state, federal or local laws, whether or not specific to REITs; (xii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiii) any additional factors identified in our filings with the Securities and Exchange Commission (“SEC”), including those in our Annual Report on Form 10-K for the year ended December 31, 2017 under the heading entitled “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC. • This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in insolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). • This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. Ensign is subject to the registration and reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s financial statements, as filed with the SEC, can be found at Ensign’s website http://www.ensigngroup.net. • Information2 in this supplement is provided as of March 31, 2018, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. • As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America. 2

Table of Contents

Company Profile	3
CareTrust at a Glance	4
Investments	5
Portfolio Overview	
Portfolio Performance	6
Tenant Summary	7
Rent Diversification by Tenant	8
Geographic Diversification	9
Rent Diversification by State	10
Lease Maturities	11
Financial Overview	
Consolidated Income Statements	13
Reconciliation of EBITDA, FFO and FAD	14
Consolidated Balance Sheets	16
Key Debt Metrics	17
Debt Summary	18
2018 Guidance	19
Equity Capital Transactions	20
Other Financial Highlights	21
Glossary	22

Contact Information

CareTrust REIT, Inc.
905 Calle Amanecer, Suite 300
San Clemente, CA 92673
(949) 542-3130 | ir@caretrustreit.com
www.caretrustreit.com

Transfer Agent
Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717
(800) 733-1121 | shareholder@broadridge.com

Company Profile

CareTrust REIT

CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses.

Since its debut as a standalone public company on June 1, 2014, and as of May 8, 2018, CareTrust REIT has expanded its tenant roster to 19 operators, and has grown its real estate portfolio to 188 net-leased healthcare properties and three operated seniors housing properties across 24 states, consisting of 18,528 operating beds/units. As of May 8, 2018, we also had other real estate investments consisting of two preferred equity investments and a mortgage loan receivable.

Management

Greg Stapley
Chairman and Chief Executive Officer

Bill Wagner
Chief Financial Officer

Dave Sedgwick
Vice President of Operations

Mark Lamb
Director of Investments

Board of Directors

Greg Stapley
Chairman

David Lindahl

Jon Kline

Allen Barbieri

Spencer Plumb

Analyst Coverage

KeyBanc Capital Markets Jordan Sadler | (917) 318-2280	**Raymond James** Jonathan Hughes | (727) 567-2438	**Wells Fargo Securities** Todd Stender | (562) 637-1371
RBC Capital Markets Michael Carroll | (440) 715-2649	**Stifel, Nicolaus & Company** Chad Vanacore | (518) 587-2581	**BMO Capital Markets** John Kim | (212) 885-4115
CapitalOne Securities Dan Bernstein | (571) 835-7202	**JMP Research** Peter Martin | (415) 835-8904	**Stephens** Dana Hambly, CFA | (615) 279-4329
	Cantor Fitzgerald & Company Joe France | (212) 915-1239	

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Expertise. Partnership. Growth.

CareTrust REIT, Inc. Nasdaq: CTRE Market Data (as of March 31, 2018) Closing Price: $13.40 52 Week Range: $19.86 – $12.96 Market Cap: $1,020M Enterprise Value: $1,606M Outstanding Shares: 76.1M 188 24 States Credit Ratings Properties Credit Ratings S&P S&PCorporate Rating: B+ (positive) CorporateSenior Unsecured Rating: BB-Notes: (stable) BB- Senior Unsecured Notes: BB Moody’s 19 Operators Moody’sCorporate Rating: B1 (positive) CorporateSenior Unsecured Rating: Ba3Notes: (positive) B1 18,528 $1,377.0 M Senior Unsecured Notes: Ba3 Operating Investments Beds/Units Note: 44 Amounts are as of March 31, 2018 and exclude our three operated seniors housing properties, two preferred equity investments and a mortgage loan receivable.

Investments

(dollars in thousands)

Date	Operator	Property Type	Location	Facilities		Initial Investment [1]	Initial Operating Bed/Unit [2]		Cost per Bed/Unit [3]		Initial Rent [4]	Initial Yield[5]
6/1/2014	The Ensign Group	ALF, SNF, Campus	Various	94	$	501,673	10,053	$	50	$	56,000	N/A
2014 Investments				**6**		**33,609**	**157**		**166**		**3,076**	**9.2%**
2015 Investments				**20**		**233,028**	**1,840**		**127**		**22,263**	**9.6%**
2016 Investments				**35**		**288,023**	**2,800**		**101**		**26,084**	**9.1%**
2017 Investments				**36**		**309,805**	**3,324**		**92**		**28,000**	**9.0%**
02/01/2018	Eduro Healthcare, LLC	SNF	MT	1		5,799	100		58		540	9.3%
03/01/2018	Metron Integrated Health	SNF	MI	5		41,570	422		99		3,735	9.0%
2018 Investments				**6**		**47,369**	**522**		**91**		**4,275**	**9.0%**
Total Post Spin-off Investments				103		911,834	8,643		105		83,698	**9.2%**
Total Investments[6]				197	$	1,413,507	18,696	$	72	$	139,698	

Notes:

[1] Initial Investment for pre-spin properties represents Ensign's gross book value. Initial Investment for post-spin properties represents CareTrust REIT's purchase price and transaction costs.
[2] Initial Operating Beds/Units as of the acquisition date.
[3] Total Cost per Bed/Unit excludes preferred equity investments and mortgage loan receivable.
[4] Initial Rent represents the annualized acquisition-date cash rent or deferred interest income on preferred equity investments.
[5] Initial Yield represents Initial Rent divided by Initial Investment.
[6] All amounts exclude our three operated seniors housing properties and include the preferred equity investments and a mortgage loan receivable.

5

Expertise. Partnership. Growth.

Portfolio Performance

CareTrust REIT

(dollars in thousands)

Asset Type	Facilities	Operating Beds/Units	Investment [1]	% of Total Investment	Rent [2]	% of Total Rent	Current Yield [3]
			As of March 31, 2018				
Skilled Nursing	136	13,285	$ 979,515	71.1%	$ 99,234	72.8%	10.1%
Multi-Service Campus	16	2,264	177,146	12.9%	17,531	12.9%	9.9%
Seniors Housing	36	2,979	220,338	16.0%	19,504	14.3%	8.9%
Total Net-Leased Asset [4]	188	18,528	$ 1,376,999	100.0%	$ 136,269	100.0%	9.9%

Asset Type	Total Portfolio For the period ended December 31, 2017 [5]			Total Portfolio less The Ensign Group & Transitioned Facilities[6] For the period ended December 31, 2017 [5]		
	EBITDAR Coverage	EBITDARM Coverage	Occupancy	EBITDAR Coverage	EBITDARM Coverage	Occupancy
Skilled Nursing	1.70x	2.24x	78.1%	1.42x	1.87x	80.8%
Multi-Service Campus	1.80x	2.25x	78.9%	1.64x	1.97x	78.0%
Seniors Housing	1.34x	1.58x	84.4%	1.16x	1.35x	88.1%
Total	1.65x	2.14x	79.2%	1.37x	1.76x	82.3%

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.
[2] Rent represents March 2018 rent, annualized, or based on the initial cash rents annualized.
[3] Current Yield represents Rent divided by Investment.
[4] All amounts exclude our three operated seniors housing properties, two preferred equity investments and a mortgage loan receivable.
[5] EBITDAR Coverage, EBITDARM Coverage and Occupancy include information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect.
[6] Transitioned facilities include 16 Pristine Senior Living facilities transitioned in December 2017 & May 2018, 4 Better Senior Living facilities transitioned in December 2017, 3 Cross Healthcare facilities sold in March 2018 and 2 OnPointe Health facilities transitioned in May 2018.
See "Glossary" for additional information.

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Expertise. Partnership. Growth.

Tenant Summary 7

Rent Diversification by Tenant

(dollars in thousands)

	As of March 31, 2018					
	Facilities	Operating Beds/Units	Investment[1]	% of Total Investment	Rent[2]	% of Total Rent
1 The Ensign Group	92	9,698	501,246	36.4%	57,672	42.3%
2 Trillium Healthcare Group	18	1,362	127,278	9.2%	11,568	8.5%
3 Priority Management Group	7	981	116,229	8.4%	10,585	7.8%
4 Pristine Senior Living[4]	9	861	110,497	8.0%	9,451	6.9%
5 Cascadia Healthcare	11	914	86,168	6.3%	7,899	5.8%
Total Top 5 Tenants	**137**	**13,816**	**941,418**	**68.3%**	**97,175**	**71.3%**
6 Providence Group	3	528	69,160	5.0%	6,072	4.5%
7 Premier Senior Living Group	8	385	68,564	5.0%	6,034	4.4%
8 WLC Management	7	644	37,424	2.7%	3,804	2.8%
9 Metron Integrated Health Systems	5	422	41,570	3.0%	3,735	2.7%
10 Covenant Care	3	393	34,415	2.5%	3,225	2.4%
Total Top 10 Tenants	**163**	**16,188**	**1,192,551**	**86.5%**	**120,045**	**88.1%**
All Other Tenants	**25**	**2,340**	**184,448**	**13.5%**	**16,224**	**11.9%**
Total [3]	**188**	**18,528**	**$ 1,376,999**	**100.0%**	**$ 136,269**	**100.0%**

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[2] Rent represents March 2018 rent, annualized, or based on the initial cash rents annualized.

[3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments and mortgage loan receivable.

[4] As of May 1, 2018, Pristine Senior Living is no longer a tenant.

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Expertise. Partnership. Growth.

Top Five States OH: 12.0% AZ: 6.6% ID: 7.6% CA: 19.1% 1 ALF TX: 19.1% Others: 35.6% Run-Rate Rent Run-Rate 1 ALF OH: 13.9% AZ: 4.4% ID: 7.4% CA: 16.5% 1 SNF Investment TX: 19.2% Others: 38.6% OH: 8.0% AZ: 7.2% ID: 6.7% CA: 16.0% TX: 21.2% Beds/Units Others: 40.9% 9

Rent Diversification by State

(dollars in thousands)

Net-Leased Assets by State	Facilities	Operating Beds/Units	Investment[1]	% of Total Investment	Rent[2]	% of Total Rent
			As of March 31, 2018			
1 Texas	32	3,930	$ 263,735	19.2%	$ 26,077	19.1%
2 California	25	2,971	226,538	16.5%	26,065	19.1%
3 Ohio	16	1,488	191,749	13.9%	16,396	12.0%
4 Idaho	15	1,241	101,602	7.4%	10,395	7.6%
5 Arizona	10	1,327	60,753	4.4%	8,994	6.6%
Top 5 States	**98**	**10,957**	**844,377**	**61.4%**	**87,927**	**64.4%**
6 Michigan	9	611	72,222	5.2%	6,544	4.8%
7 Washington	12	1,015	61,730	4.5%	6,254	4.6%
8 Utah	11	1,201	77,322	5.6%	6,037	4.4%
9 Iowa	15	986	53,488	3.9%	5,520	4.1%
10 Colorado	6	633	40,819	3.0%	4,101	3.0%
Top 10 States	**151**	**15,403**	**1,149,958**	**83.6%**	**116,383**	**85.3%**
All Other States	**37**	**3,125**	**227,041**	**16.4%**	**19,886**	**14.7%**
Total[3]	**188**	**18,528**	**$ 1,376,999**	**100.0%**	**$ 136,269**	**100.0%**

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[2] Rent represents March 2018 rent, annualized, or based on the initial cash rents annualized.

[3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments and our mortgage loan receivable.

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Expertise. Partnership. Growth.

Lease Maturities

(dollars in thousands)

	As of March 31, 2018			
Lease Maturity Year[1]	Investment[2]	% of Total Investment	Rent[3]	% of Total Rent
2019	$ 34,415	2.5%	$ 3,225	2.4%
2026	58,157	4.2%	6,445	4.7%
2027	55,929	4.1%	5,718	4.2%
2028	79,914	5.8%	7,785	5.7%
2029	114,771	8.3%	9,801	7.2%
2030[4]	323,270	23.5%	29,222	21.4%
2031	338,386	24.7%	31,867	23.3%
2032	238,780	17.3%	24,727	18.1%
2033	106,061	7.7%	14,960	11.0%
2034[5]	12,733	0.9%	1,199	0.9%
2035	—	—	—	—
2036[5]	14,583	1.0%	1,320	1.1%
	$ 1,376,999	100.0%	$ 136,269	100.0%



Bridgeport Medical Lodge (Bridgeport, TX)

Notes:

[1] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options, if any.

[2] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT's cumulative capital investment, excluding our three operated seniors housing properties, our two preferred equity investments and a mortgage loan receivable. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[3] Rent represents March 2018 rent, annualized.

[4] Includes approximately $9.4 million of Pristine Senior Living rent for which maturities are now in 2030 and 2033.

[5] Includes approximately $2.5 million of OnPointe Health rent for which maturities are now in 2030 and 2032.



% of Rent
2.4%
4.7%
4.2%
5.7%
7.2%
21.4%
23.3%
18.1%
11.0%
0.9%
1.1%
2019
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
Lease Maturity Year

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Expertise. Partnership. Growth.

12

Consolidated Income Statements (amounts in thousands, except per share data) Three Months Ended March 31, 2018 2017 Revenues: Rental income $ 33,816 $ 27,339 Tenant reimbursements 2,968 2,321 Independent living facilities 799 793 Interest and other income 518 155 Total revenues 38,101 30,608 Expenses: Depreciation and amortization 11,577 9,076 Interest expense 7,092 5,879 Property taxes 2,968 2,321 Independent living facilities 716 661 General and administrative 3,192 2,390 Total expenses 25,545 20,327 Other income: Gain on sale of real estate 2,051 — Net income $ 14,607 $ 10,281 Earnings per common share: Basic $ 0.19 $ 0.15 Diluted $ 0.19 $ 0.15 Weighted-average number of common shares: Basic 75,504 66,951 Diluted 75,504 66,951 Dividends declared per common share $ 0.205 $ 0.185 13

Reconciliation of EBITDA, FFO and FAD Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended (dollars in thousands) March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 Net income $ 10,281 $ 2,030 $ 11,311 $ 2,252 $ 14,607 Depreciation and amortization 9,076 9,335 9,745 11,003 11,577 Interest expense 5,879 6,219 5,592 6,506 7,092 Amortization of stock-based compensation 536 600 656 624 904 EBITDA 25,772 18,184 27,304 20,385 34,180 Impairment of real estate investment — 890 — — — Gain on sale of real estate — — — — (2,051) Loss on the extinguishment of debt — 11,883 — — — Deferred preferred return — (544) — — — Reserve for advances and deferred rent — — — 10,414 — Gain on disposition of other real estate investment — (3,538) — — — Normalized EBITDA $ 25,772 $ 26,875 $ 27,304 $ 30,799 $ 32,129 Net income $ 10,281 $ 2,030 $ 11,311 $ 2,252 $ 14,607 Real estate related depreciation and amortization 9,050 9,309 9,717 10,973 11,549 Impairment of real estate investment — 890 — — — Gain on disposition of other real estate investment — (3,538) — — — Gain on sale of real estate — — — — (2,051) Funds from Operations (FFO) 19,331 8,691 21,028 13,225 24,105 Reserve for advances and deferred rent — — — 10,414 — Deferred preferred return — (544) — — — Effect of the senior unsecured notes payable redemption — 12,475 — — — Normalized FFO $ 19,331 $ 20,622 $ 21,028 $ 23,639 $ 24,105 See Glossary for additional information. 14

Reconciliation of EBITDA, FFO and FAD

(continued)

(amounts in thousands, except per share data)	Quarter Ended March 31, 2017	Quarter Ended June 30, 2017	Quarter Ended September 30, 2017	Quarter Ended December 31, 2017	Quarter Ended March 31, 2018
Net income	$ 10,281	$ 2,030	$ 11,311	$ 2,252	$ 14,607
Real estate related depreciation and amortization	9,050	9,309	9,717	10,973	11,549
Amortization of deferred financing fees	561	529	484	485	484
Amortization of stock-based compensation	536	600	656	624	904
Straight-line rental income	(72)	(43)	(2)	(227)	(591)
Impairment of real estate investment	—	890	—	—	—
Gain on disposition of other real estate investment	—	(3,538)	—	—	—
Gain on sale of real estate	—	—	—	—	(2,051)
Funds Available for Distribution (FAD)	20,356	9,777	22,166	14,107	24,902
Reserve for advances and deferred rent	—	—	—	10,414	—
Deferred preferred return	—	(544)	—	—	—
Effect of the senior unsecured notes payable redemption	—	12,475	—	—	—
Normalized FAD	$ 20,356	$ 21,708	$ 22,166	$ 24,521	$ 24,902
FFO per share	$ 0.29	$ 0.12	$ 0.28	$ 0.17	$ 0.32
Normalized FFO per share	$ 0.29	$ 0.28	$ 0.28	$ 0.31	$ 0.32
FAD per share	$ 0.30	$ 0.13	$ 0.29	$ 0.19	$ 0.33
Normalized FAD per share	$ 0.30	$ 0.30	$ 0.29	$ 0.32	$ 0.33
Diluted weighted-average shares outstanding [1]	67,133	72,803	75,659	75,692	75,657

[1] For the periods presented, the diluted weighted-average shares have been calculated using the treasury stock method.

See Glossary for additional information.

15

Expertise. Partnership. Growth.

Consolidated Balance Sheets (dollars in thousands) March 31, 2018 December 31, 2017 Assets: Real estate investments, net $ 1,177,140 $ 1,152,261 Other real estate investments, net 18,031 17,949 Cash and cash equivalents 14,195 6,909 Accounts and other receivables, net 5,999 5,254 Prepaid expenses and other assets 1,919 895 Deferred financing costs, net 1,447 1,718 Total assets $ 1,218,731 $ 1,184,986 Liabilities and Equity: Senior unsecured notes payable, net $ 294,584 $ 294,395 Senior unsecured term loan, net 99,540 99,517 Unsecured revolving credit facility 200,000 165,000 Accounts payable and accrued liabilities 15,111 17,413 Dividends payable 15,608 14,044 Total liabilities 624,843 590,369 Equity: Common stock 755 755 Additional paid-in capital 783,509 783,237 Cumulative distributions in excess of earnings (190,376) (189,375) Total equity 593,888 594,617 Total liabilities and equity $ 1,218,731 $ 1,184,986 16

Key Debt Metrics Debt to Normalized EBITDA [1][2] Debt to Enterprise Value [3] 7.06 42.3% 43.1% 37.4% 34.9% 35.0% 33.2% 5.37 5.18 31.3% 30.8% 5.00 4.87 4.70 4.59 4.67 4.53 24.1% 25.5% 22.1% 3.75 3.72 5 5 6 6 6 6 7 7 7 7 8 5 5 6 6 6 6 7 7 7 7 8 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 0 1 1 0 0 1 1 0 0 1 1 0 1 1 0 0 1 1 0 0 1 1 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 9 2 3 6 9 2 3 6 9 2 3 9 2 3 6 9 2 3 6 9 2 3 1 1 1 1 1 1 [1] Debt to Normalized EBITDA compares total debt as of the last day of the quarter to the annualized Normalized EBITDA for the quarter. [2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA to the most directly comparable GAAP measure for the periods presented. [3] Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. 17

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Maturity Date		Principal	% of Principal	Deferred Loan Costs	Net Carrying Value
				March 31, 2018			
Fixed Rate Debt							
Senior unsecured notes payable	5.250%	2025		$ 300,000	50.0%	$ (5,416)	$ 294,584
Floating Rate Debt							
Senior unsecured term loan	3.837% [1]	2023		100,000	16.7%	(460)	99,540
Unsecured revolving credit facility	3.624% [2]	2020	[3]	200,000	33.3%	— [4]	200,000
	3.695%			300,000	50.0%	(460)	299,540
Total Debt	4.473%			$ 600,000	100.0%	$ (5,876)	$ 594,124



Principal
$200,000
$100,000
$300,000
2018
2019
2020
2021
2022
2023
2024
2025
Debt Maturity Year

Notes:

[1] Funds can be borrowed at applicable LIBOR plus 1.95% to 2.60% or at the Base Rate (as defined) plus 0.95% to 1.6%.

[2] Funds can be borrowed at applicable LIBOR plus 1.75% to 2.40% or at the Base Rate (as defined) plus 0.75% to 1.4%.

[3] Maturity date assumes exercise of two, 6-month extension options.

[4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet.

18

Expertise. Partnership. Growth.

Updated 2018 Guidance (shares in thousands) Low High Net income $ 0.70 $ 0.72 Real estate related depreciation and amortization 0.59 0.59 Gain on sale of real estate (0.03) (0.03) Funds from Operations (FFO) 1.26 1.28 Normalized FFO $ 1.26 $ 1.28 Net income $ 0.70 $ 0.72 Real estate related depreciation and amortization 0.59 0.59 Amortization of deferred financing fees 0.03 0.03 Amortization of stock-based compensation 0.05 0.05 Straight-line rental income (0.02) (0.02) Gain on sale of real estate (0.03) (0.03) Funds Available for Distribution (FAD) 1.32 1.34 Normalized FAD $ 1.32 $ 1.34 Weighted average shares outstanding: Diluted 75,916 75,916 See “Glossary” for additional information. 19

Equity Capital Transactions Follow-On Equity Offering Activity 2015 2016 Q1 Q2 Q3 Q4 Total Number of Shares (000s) 16,330 — 9,775 — 6,325 16,100 Public Offering Price per Share $ 10.50 $ — $ 11.35 $ — $ 13.35 $ 12.14 [1] Gross Proceeds (000s) $ 171,465 $ — $ 110,946 $ — $ 84,439 $ 195,385 At-the-Market Offering Activity 2016 2017 2018 Q1 Number of Shares (000s) 924 10,574 — Average Price per Share $ 15.31 $ 16.43 $ — Gross Proceeds (000s) $ 14,147 $ 173,760 $ — Notes: [1] Represents average offering price per share for follow-on equity offerings. 20

Other Financial Highlights

Dividend History



$0.16
$0.17
$0.17
$0.17
$0.17
$0.185
$0.185
$0.185
$0.185
$0.205
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018

Normalized FFO Payout Ratio [1][2]



64.0%
63.0%
63.0%
60.7%
60.7%
63.8%
66.1%
66.1%
59.7%
64.8%
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018

Normalized FFO per Share [2]



$0.25
$0.27
$0.27
$0.28
$0.28
$0.29
$0.28
$0.28
$0.31
$0.32
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018

Normalized FFO [2]



$12,021
$13,098
$15,498
$16,258
$17,160
$19,331
$20,622
$21,028
$23,639
$24,105
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018

Notes:

[1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter.

[2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure.

See "Glossary" for additional information.

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Expertise. Partnership. Growth.

Glossary

Assisted Living Facilities ("ALFs")
Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer's disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.

EBITDA
Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1]

EBITDAR
Net income before interest expense, income tax, depreciation, amortization and rent, after applying a standardized management fee (5% of facility operating revenues).

EBITDAR Coverage
Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended December 31, 2017. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDAR used in this calculation is the proforma EBITDAR utilized in CareTrust REIT's underwriting process, annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDAR replaces the oldest underwriting proforma quarter EBITDAR, until all previously-used proforma quarters EBITDAR amounts are eliminated from the calculation.

EBITDARM
Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues).

EBITDARM Coverage
Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended December 31, 2017. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDARM used in this calculation is the proforma EBITDARM utilized in CareTrust REIT's underwriting process annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDARM replaces the oldest underwriting proforma quarter EBITDARM, until all previously-used proforma quarters EBITDARM amounts are eliminated from the calculation.

Enterprise Value
Share price multiplied by the number of outstanding shares plus total outstanding debt, each as of a specified date.

Funds Available for Distribution ("FAD")
FFO, excluding straight-line rental income adjustments and amortization of deferred financing fees and stock-based compensation expense.[2]

Funds from Operations ("FFO")
Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2]

Independent Living Facilities ("ILFs")
Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/ meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security.

23

Expertise. Partnership. Growth.

Glossary

Multi-Service Campus
Facilities that include a combination of Skilled Nursing beds and Seniors Housing units.

Normalized EBITDA
EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, real estate impairment charges, losses on the extinguishment of debt, certain deferred preferred returns, reserve for advances and deferred rent and gains or losses from dispositions of real estate or other real estate.[1]

Normalized FAD
FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain reserves for advances and deferred rent, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption.[2]

Normalized FFO
FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, and certain reserves for advances and deferred rent, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption.[2]

Occupancy
A facility's occupied operating beds/units divided by the total available operating beds/units for that facility, in each case for the trailing twelve-months ended December 31, 2017; provided that Occupancy for any facility acquired during such twelve-months period may be normalized.

Seniors Housing
Includes ALFs, ILFs, dedicated memory care facilities and similar facilities.

Skilled Nursing or Skilled Nursing Facilities ("SNFs")
Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy.

Notes:

[1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company's liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company's ability to fund capital expenditures or make payments on its indebtedness. Further, the Company's computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs.

[2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company's liquidity or operating performance.

24

Expertise. Partnership. Growth.

Cascadia of Nampa (Nampa, ID)